UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2024 (October 30, 2024)

QUEST PATENT RESEARCH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	33-18099-NY	11-2873662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Ave., Suite 206S, Rye, NY	10580-1411
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 743-7577

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1033 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ð

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ð

Item 7.01. Regulation FD Disclosure

On October 30, 2024, the Company participated in the LD Micro The Main Event conference. At the conference, the Company made a presentation, which is included as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

The presentation and any statements made at conference contain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The words “expect,” “believe,” “estimate,” “intend,” “plan,” “anticipate,” “may,” “should,” “strategy,” “future,” “will,” “project,” “potential” and similar expressions indicate forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. You can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address the Company’s growth strategy, financial results and development programs. You should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not known, including the risks discussed under “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s Form 10-K for the year ended December 31, 2023 and “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in post-effective amendment no. 5 to the Company’s Registration Statement on Form S-1, File No. 333.256197, which was filed with the SEC on May 31, 2024, as well as those disclosed in other documents that the Company files with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation at the LD Micro The Main Event.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST PATENT RESEARCH CORPORATION
(Registrant)

Date: October 30, 2024	By:	/s/ Jon C Scahill
Jon C. Scahill
Chief Executive Officer

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